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                                                                   Exhibit 10.11

          NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                Number of Shares Issuable Upon Exercise: 450,000


                               WARRANT TO PURCHASE
                       SHARES OF SERIES A PREFERRED STOCK


THIS CERTIFIES THAT, for value received, DOMINION CAPITAL MANAGEMENT, L.L.C, a Delaware limited liability company, is entitled to subscribe for and purchase 450,000 shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Series A Convertible Preferred Stock, $0.0001 par value per share ("Series A Preferred Stock") of OPTIUM, INC., a Delaware corporation (the "Company"), at a price per share of $0.33333 (as adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth; provided, that if at any time there are no shares of Series A Preferred Stock outstanding, this Warrant shall be exercisable only for an aggregate number of shares of Common Stock equal to the number of shares of Common Stock that 450,000 shares of Series A Preferred Stock was convertible into on the last day any shares of Series A Preferred Stock were outstanding (in the event such number of shares of Common Stock is less than 450,000, the per share Exercise Price will be adjusted accordingly. As used herein, the term "Preferred Stock" shall mean, at any particular time, the class and series of capital stock of the Company for which this Warrant is then exercisable, and the term "Grant Date" shall mean May 16, 2001.

     1. TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of
(a) the tenth (10th) anniversary of the Grant Date or (b) the fifth (5th) anniversary of the consummation of the Company's initial public offering of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the aggregate gross proceeds from which exceed $10,000,000 (the "Initial Public Offering").

     2.   METHOD OF EXERCISE: NET ISSUE EXERCISE.

          2.1 METHOD OF EXERCISE: PAYMENT: ISSUANCE OF NEW WARRANT. This Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either of the following, at the election of the holder hereof: (a) the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-l duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased; or (b) if in connection with a sale of Shares pursuant to a registered public offering of the Company's securities, the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-2 duly executed), which surrender may be made contingent upon the closing of such offering, at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to

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the Company from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.

          2.2 AUTOMATIC EXERCISE. To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Preferred Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Preferred Stock upon such expiration shall be determined pursuant to
Section 2.3 (b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

          2.3     RIGHT TO CONVERT WARRANT INTO STOCK: NET ISSUANCE.

                  (a) In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Preferred Stock computed using the following formula:

                                       Y (A - B)
                                   X = ---------
                                           A

Where:       X =  The number of shares of Preferred Stock to be issued to the holder.

             Y = The number of shares of Preferred Stock purchasable under this Warrant subject to the exercise election.

             A = The fair market value of one share of the Company's Preferred Stock.

             B =  Exercise Price (as adjusted to the date of such calculations).

                  (b) For purposes of this Section 2.3, the "fair market value" per share of the Company's Preferred Stock shall mean:

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                        (i)  If the Conversion Right is exercised in connection
with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                        (ii) If the Conversion Right is not exercised in connection with and contingent upon the Company's initial public offering, then as follows:

                  (A) If the Preferred Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "National Market System"), the fair market value shall be the average of the last reported sale prices of the Preferred Stock on such exchange or on the Nasdaq National Market on the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq National Market;

                  (B) If the Preferred Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the date of the election (1) by the Nasdaq Stock Market or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

                  (C) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by the Board of Directors of the Company in its reasonable good faith judgment. The foregoing notwithstanding, if the holder of this Warrant advises the Board of Directors in writing that the holder disagrees with such determination, then the Company and holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by the holder of this Warrant.

     3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Preferred Stock (and Common Stock issuable upon conversion thereof).

     4. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES. At any time prior to the closing of the Company's Initial Public Offering and prior to any time when this Warrant would only be exercisable for Common Stock, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from tune to time as set forth in the terms of the Series A Preferred Stock in the Company's latest Amended and Restated Certificate of Incorporation, as amended from time to time (the

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"Charter"), and in Appendix I hereto upon the occurrence of certain events described therein. The provisions of Appendix I are incorporated by reference herein with the same effect as if set forth in full herein.

     5. NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

     6. FRACTIONAL SHARES. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Preferred Stock on the date of exercise.

     7. COMPLIANCE WITH SECURITIES ACT: DISPOSITION OF WARRANT OR SHARES OF PREFERRED STOCK.

          (a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act, This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

          (b) DISPOSITION OF WARRANT AND SHARES. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Shares) prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

     8.   RIGHTS AS SHAREHOLDERS; INFORMATION.

          8.1 SHAREHOLDER RIGHTS. Except as set forth herein, no holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Preferred Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

          8.2 FINANCIAL STATEMENTS AND INFORMATION. The Company shall deliver to the registered holder hereof such financial information, including audited and unaudited financial statements that it provides to the Series A Convertible Preferred stockholders of the Company at the same time such information is provided to such stockholders.

     9. REGISTRATION RIGHTS The holder of this Warrant (and any transferee pursuant to subsection 7(b) hereof) shall be entitled to registration rights with respect to the Shares, or the Common Stock issuable upon conversion thereof, as set forth in Sections 5 and 6 of that certain Registration Rights Agreement, dated as of November 22, 2000, a true and correct copy of which is attached hereto as Appendix II (the "Registration Rights Agreement"). The Shares and the Common Stock issuable upon conversion thereof shall be deemed "Conversion Shares" as those terms are defined in the Registration Rights Agreement and the holder of this Warrant shall be deemed a "Purchaser," subject to all of the rights and obligations thereunder.

     10. MERGERS. The Company agrees to provide the holder of this Warrant the same prior written notice that it provides to the holders of the Series A Convertible Preferred Stock of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or
(ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of. The Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

     11. REPRESENTATIONS AND WARRANTIES. This Warrant is issued and delivered on the basis of the following:

          (a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;

          (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

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          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Charter, a true and complete copy of which has been delivered to the original holder of this Warrant;

          (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's Charter, will be validly issued, fully paid and nonassessable;

          (e) As of the Grant Date, the capitalization of the Company shall be as set forth in the Capitalization Schedule attached hereto as Appendix III, which indicates the following: (i) the authorized capital stock of the Company (including the authorized number of shares of Common Stock and each series of Preferred Stock); (ii) the number of shares of Common Stock and each series of Preferred Stock issued and outstanding; (iii) the number of shares of Common Stock reserved for issuance upon conversion of any Preferred Stock; (iv) the number of shares for which options have been granted under the Company's Stock Option Plan; and (v) any other securities that are convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, and the number of shares of Common Stock issuable upon any conversion, exchange or exercise of such securities, options or rights. All issued and outstanding shares of the Company's Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Appendix III, there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for or understandings relating to the purchase or acquisition from the Company of any securities of the Company.

          (f) The execution and delivery of this Warrant, the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) are not and will not be inconsistent with the Company's Charter or Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     12. AMENDMENT OF CONVERSION RIGHTS. During the term of this Warrant, the Company agrees that it shall not amend its Charter, as amended through the Grant Date, without the prior written consent of the holder or holders entitled to purchase a majority of the Shares upon exercise of this Warrant if as a result of such amendment any of the conversion rights, including without limitation the conversion price or antidilution protection privileges, of the Preferred Stock would be affected. The Company shall promptly provide the holder of this Warrant with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

     13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail.

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     15.  BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Shares, or the Company's Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares in accordance with Appendix
II) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     16. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17. NO IMPAIRMENT. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     18. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     19. RECOVERY OF LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     20.  GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE.


Date: May 16, 2001                      OPTIUM, INC.
                                        A Delaware corporation


                                        By: /s/ Paul Suchoski
                                            --------------------------------

                                        Name: Paul Suchoski
                                              ------------------------------

                                        Title: CEO
                                               -----------------------------

                                        Address: 3403 Technological Ave Suite 2
                                                 Orlando, FL 32817
                                                 -------------------------------

                                   EXHIBIT A-1


                               NOTICE OF EXERCISE


To:  OPTIUM, INC.
    --------------
    (COMPANY NAME)

     1.   The undersigned hereby:

          /X/ elects to purchase _________ shares of Series A Preferred Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

          /X/  elects to exercise its net issuance rights pursuant to
               Section 2.3 of the attached Warrant with respect to _____ shares of Series A Preferred Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                        ________________________________
                                     (NAME)

                        ________________________________
                                    (ADDRESS)

                        ________________________________
                                    (ADDRESS)


     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


-----------
  (DATE)


                                              ---------------------------------
                                                         (SIGNATURE)

                                   EXHIBIT A-2


                               NOTICE OF EXERCISE

To:  OPTIUM, INC.
    --------------
    (COMPANY NAME)

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-___, filed on _________, 20__, the undersigned hereby:

          /X/ elects to purchase _________ shares of Series A Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant; or

          /X/  elects to exercise its net issuance rights pursuant to
               Section 2.3 of the attached Warrant with respect to ______ shares of Series A Preferred Stock.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _______ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_______ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


-----------
  (DATE)


                                              ---------------------------------
                                                         (SIGNATURE)

                                   APPENDIX I


                              ADJUSTMENT PROVISIONS

     1. CAPITALIZED TERMS. Capitalized terms used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant, dated as of May 16, 2001, to which this Appendix I is attached, if therein defined.

     2. RECLASSIFICATION OR MERGER. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock) theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock). Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Appendix I. The provisions of this Section 2 shall similarly apply to successive reclassifications, changes, mergers and transfers.

     3. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock), the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

     4. STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable to holders of the Series A Preferred Stock or (Common Stock at any time when this Warrant is exercisable only for Common Stock) in shares of Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock) outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Series A Preferred Stock (or Common Stock at any time when this Warrant is exercisable only for Common Stock) outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

     5. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

                                   APPENDIX II


                          REGISTRATION RIGHTS AGREEMENT

                                  APPENDIX III


                              CAPITALIZATION TABLE

OPTIUM, INC.
CAPITALIZATION AS OF MAY 16, 2001

Total Authorized Capital Stock                                    100,000,000.00
Total Authorized Common Stock                                      55,000,000.00
Total Authorized Preferred Stock                                   45,000,000.00
Total Authorized Series A Preferred Stock                          24,450,000.00
Total Common Stock Issued & Outstanding *                          24,851,095.00
Total Series A Preferred Stock Issued & Outstanding                24,450,000.00
Total Common Shares Reserved for Issuance Upon Conversion of
Preferred Stock                                                    24,450,000.00
Total Options Reserved under Stock Option Plan                     16,614,472.00

Total Options under Stock Option Plan Issued & Outstanding**           38,000.00

Total Options under Stock Option Plan Available for Issuance        1,988,926.00

* includes shares of Common Stock issued under the Option Plan
** doesn't include shares of Common Stock issued under the Option Plan (14,587,546)